Commitments and Contingencies	9 Months Ended
Sep. 30, 2020
Disclosure of contingent liabilities [abstract]
Commitments and Contingencies
10.	COMMITMENTS AND CONTINGENCIES

The Company has certain commitments to meet the minimum expenditures requirements on its mineral exploration assets it has interest in.

Effective July 1, 2014, the Company had changes to management and entered into the following agreements for services with directors of the Company and a company in which a director has an interest:

i)	Directors’ fees: $2,000 stipend per month for independent directors and $3,000 stipend per month for the chairman of the board, and $2,500 for committee chairmen.

ii)	Management fees: $10,905 per month for the 1st quarter of 2020 and $16,907 per month from April 2020 onward

Effectively on September 1, 2018, the Company changed the terms with Keith Morrison, the CEO, from direct employment to contracted consultant and entered into a service agreement with his company. Mr. Keith Morrison was appointed to CEO of PNR in January 2020 and has a separate service agreement with the private company.

Each of the agreements shall be continuous and may only be terminated by mutual agreement of the parties, subject to the provisions that in the event there is a change of effective control of the Company, the party shall have the right to terminate the agreement, within ninety days from the date of such change of effective control, upon written notice to the Company. Within thirty days from the date of delivery of such notice, the Company shall forward to the party the amount of money due and owing to the party hereunder to the extent accrued to the effective date of termination.